                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              ---------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) October 4, 2002
                                                --------------------------------

                     Structured Asset Securities Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                  333-73338             74-2440858
--------------------------------------------------------------------------------
(State or Other Jurisdiction of      (Commission         (IRS Employer
           Incorporation)            File Number)      Identification No.)


745 Seventh Avenue
New York, New York                                            10019
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code (212) 526-7000
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     It is expected that during October 2002, a single series of certificates, expected to be titled LB-UBS Commercial Mortgage Trust 2002-C4, Commercial Mortgage Pass-Through Certificates, Series 2002-C4 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among Structured Asset Securities Corporation (the "Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent. It is expected that certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-73338) and sold to Lehman Brothers Inc., UBS Warburg LLC, Credit Suisse First Boston Corporation and Salomon Smith Barney Inc. (the "Underwriters") pursuant to an underwriting agreement between the Registrant and the Underwriters. It is expected that concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), the Registrant will file a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to the Underwritten Certificates, pursuant to Rule 424(b) under the Securities Act of 1933, as amended.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired:

     The financial information and independent auditors reports attached as Item 7(a) hereto have been prepared and provided to the Registrant with respect to a mortgage loan (the "Valley Fair Mall Mortgage Loan") with an approximately $294,734,810 principal balance at September 11, 2002, secured by a lien on the related borrower's fee simple interest in a portion of a super-regional mall, known as the Westfield Shoppingtown Valley Fair Mall, located in Santa Clara, California (the encumbered portion of the Westfield Shoppingtown Valley Fair Mall, the "Valley Fair Mall Mortgaged Property"). The Valley Fair Mall Mortgage Loan is one of the mortgage loans that will back the Underwritten Certificates. The financial information and independent auditors report attached as Item 7(a) hereto will be incorporated by reference into the prospectus supplement relating to the Underwritten Certificates.

     Further, in connection with the issuance of the Underwritten Certificates, the Registrant is filing herewith the consent of Ernst & Young LLP ("Ernst & Young") to the use of their name and their independent auditors reports in the prospectus and prospectus supplement relating to the issuance of the Underwritten Certificates. The consent of Ernst & Young is attached hereto as
Exhibit 23.1

(b)  Pro forma financial information:

     Not applicable.

(c)  Exhibits:


EXHIBIT NO.     DESCRIPTION
-------------   ------------------------------------------------------------------------------------
 23.1           Consent of Ernst & Young LLP.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date: October 3, 2002


                                            STRUCTURED ASSET SECURITIES
                                             CORPORATION


                                            By: /s/ Precilla G. Torres
                                               --------------------------------
                                               Name: Precilla G. Torres
                                                    ---------------------------
                                              Title: Senior Vice President

                                  EXHIBIT INDEX


     The following exhibits are filed herewith:


EXHIBIT NO.                                                                               PAGE NO.
-------------                                                                             ---------
 23.1         Consent of Ernst & Young LLP                                                   42

                                                                     ITEM 7(a)




                                   VF MALL LLC

                                ----------------

                              FINANCIAL STATEMENTS

                        As of December 31, 2001 and 2000

                                   VF MALL LLC

                                TABLE OF CONTENTS

                                ----------------


                                                                      PAGE
                                                                    -------
Report of Independent Auditors ....................................       1

Financial Statements:

    Balance Sheets ................................................       2

    Statements of Income ..........................................       3

    Statements of Member's Equity .................................       4

    Statements of Cash Flows ......................................       5

Notes to Financial Statements .....................................    6-12

                         REPORT OF INDEPENDENT AUDITORS

                                ----------------


To the Members of
 VF MALL LLC


     We have audited the accompanying balance sheets of VF Mall LLC, a Delaware limited liability company (the "Company") as of December 31, 2001 and 2000, and the related statements of income, member's equity and cash flows for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VF Mall LLC as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years ended December 31, 2001 and 2000 in conformity with accounting principles generally accepted in the United States.


                                                           ERNST & YOUNG LLP


Los Angeles, California
January 16, 2002

                                   VF MALL LLC

                                 BALANCE SHEETS

                           DECEMBER 31, 2001 AND 2000

                                 (IN THOUSANDS)

                                ----------------

                                                                     2001           2000
                                                                 ------------   ------------
ASSETS
INVESTMENT IN REAL ESTATE
 Land ........................................................    $   9,648      $   9,648
 Building, improvements and equipment ........................      438,661        285,571
 Less accumulated depreciation ...............................      (22,440)       (11,407)
                                                                  ---------      ---------
   Net property and equipment ................................      425,869        283,812
 Construction in progress ....................................          702         83,470
                                                                  ---------      ---------
   Net investment in real estate .............................      426,571        367,282
CASH AND CASH EQUIVALENTS ....................................        4,433          2,345
ACCOUNTS RECEIVABLE, net of allowance for doubtful accounts of
 $120 and $74 in 2001 and 2000, respectively..................        2,946          2,110
DUE FROM AFFILIATE ...........................................           --          1,350
DEFERRED EXPENSES AND OTHER ASSETS, net ......................        3,045            702
                                                                  ---------      ---------
 Total assets ................................................    $ 436,995      $ 373,789
                                                                  =========      =========
LIABILITIES AND MEMBER'S EQUITY
NOTE PAYABLE .................................................    $ 251,774      $ 197,479
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES .....................        4,990          4,736
                                                                  ---------      ---------
 Total liabilities ...........................................      256,764        202,215
MEMBER'S EQUITY ..............................................      180,231        171,574
                                                                  ---------      ---------
 Total liabilities and member's equity .......................    $ 436,995      $ 373,789
                                                                  =========      =========
















    The accompanying notes are an integral part of the financial statements.

                                   VF MALL LLC

                              STATEMENTS OF INCOME

                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                 (IN THOUSANDS)

                                ----------------

                                                                                 2001           2000
                                                                             ------------   ------------
REVENUES:
 Minimum rents ...........................................................    $  29,928      $  19,961
 Tenant recoveries .......................................................       12,377          9,142
 Percentage rents ........................................................        1,918          2,573
 Specialty leasing .......................................................        2,919          1,940
 Miscellaneous ...........................................................          258            107
                                                                              ---------      ---------
   Total revenues ........................................................    $  47,400      $  33,723
                                                                              ---------      ---------
EXPENSES:
 Recoverable .............................................................       11,084          7,984
 Landlord ................................................................          161            113
 Specialty leasing .......................................................          197            111
 Management fees .........................................................          943            665
                                                                              ---------      ---------
   Total expenses ........................................................       12,385          8,873
                                                                              ---------      ---------
   Income from operations ................................................       35,015         24,850
                                                                              ---------      ---------
OTHER EXPENSES:
 Interest expense, net ...................................................      (10,178)       (10,659)
 Depreciation and amortization ...........................................      (11,256)        (7,692)
                                                                              ---------      ---------
   Total other expenses ..................................................      (21,434)       (18,351)
                                                                              ---------      ---------
   Income before cumulative effect of change in accounting principle .....       13,581          6,499
 Cumulative effect of change in accounting principle .....................           --           (153)
                                                                              ---------      ---------
   Net income ............................................................    $  13,581      $   6,346
                                                                              =========      =========






















    The accompanying notes are an integral part of the financial statements.

                                   VF MALL LLC

                          STATEMENTS OF MEMBER'S EQUITY

                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                 (IN THOUSANDS)

                                ----------------


  BALANCE, DECEMBER 31, 1999 ...............................    $ 170,109
  Contributions ............................................        4,430
  Distributions ............................................       (9,311)
  Net income ...............................................        6,346
                                                                ---------

  BALANCE, DECEMBER 31, 2000 ...............................      171,574
  Contributions ............................................        7,505
  Distributions ............................................      (12,429)
  Net income ...............................................       13,581
                                                                ---------

  BALANCE, DECEMBER 31, 2001 ...............................    $ 180,231
                                                                =========

















    The accompanying notes are an integral part of the financial statements.

                                   VF MALL LLC

                            STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                 (IN THOUSANDS)

                                ----------------

                                                                             2001           2000
                                                                         ------------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income ..........................................................    $  13,581      $   6,346
 Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization ....................................       11,359          7,692
 Changes in assets and liabilities:
   Accounts receivable, net ..........................................         (836)          (383)
   Due from affiliate ................................................        1,350         (1,350)
   Deferred expenses and other assets ................................         (887)          (541)
   Accounts payable and accrued liabilities ..........................          234          2,512
                                                                          ---------      ---------
 Net cash provided by operating activities ...........................       24,801         14,276
                                                                          ---------      ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Additions to building, improvements, and equipment ..................         (650)          (905)
 Construction in progress expenditures ...............................      (71,434)       (31,374)
                                                                          ---------      ---------
 Net cash used in investing activities ...............................      (72,084)       (32,279)
                                                                          ---------      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Capital contributions by member .....................................        7,505          4,430
 Distributions to member .............................................      (12,429)        (9,311)
 Proceeds from note payable ..........................................       54,295         24,186
                                                                          ---------      ---------
 Net cash provided by financing activities ...........................       49,371         19,305
                                                                          ---------      ---------
   Increase in cash and cash equivalents .............................        2,088          1,302

CASH AND CASH EQUIVALENTS, at beginning of year ......................        2,345          1,043
                                                                          ---------      ---------

CASH AND CASH EQUIVALENTS, end of year ...............................    $   4,433      $   2,345
                                                                          =========      =========

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid (net of amounts capitalized) ............................    $  10,985      $   9,591
                                                                          =========      =========
NON CASH INVESTING INFORMATION PROVIDED IN NOTES 1 AND 7











    The accompanying notes are an integral part of the financial statements.

                                   VF MALL LLC

                          NOTES TO FINANCIAL STATEMENTS

                                 (IN THOUSANDS)

                                ----------------

1.   ORGANIZATION:
     ------------

     VF Mall LLC, a Delaware limited liability company, (the "Company") is a wholly-owned subsidiary of Valley Fair UTC LLC ("Holding LLC"), indirectly owned 50% by Westfield America, Inc. through its ownership of Westfield America Limited Partnership and other affiliates, and 50% by a group of pension trusts.


     The Company was formed on June 23, 1999 for the purpose of owning and operating Westfield Shoppingtown Valley Fair, located in San Jose, California (the "Center").


     On June 23, 1999, Holding LLC contributed all of its interest in the Center to the Company. Holding LLC's contribution of the Center's assets and liabilities at an agreed upon amount was as follows:



           Net investment in real estate ...................  $  316,386
           Net current liabilities .........................        (886)
           Note payable ....................................    (100,000)
                                                              ----------
           Holding LLC'S's initial net investment
           in the Center ...................................  $  215,500
                                                              ==========


     The Company distributes all available cash after debt service to Holding
     LLC.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     ------------------------------------------

     Investment in Real Estate:

     Buildings, improvements and equipment are stated at cost. Costs related to the acquisition, development, construction and improvement of properties are capitalized. Interest, real estate taxes, insurance and development related costs incurred during the construction period are capitalized until construction is substantially complete. Expenditures for repairs and maintenance are charged to expense as incurred. Certain repair and maintenance costs are chargeable to the tenants as provided in their leases. Such reimbursements are included in recoveries from tenants in the statement of income. Depreciation is computed on the straight-line method over the estimated useful life of the property, which generally range from 5 to 40 years, or in the case of leasehold improvements, over the initial term of the related leases.

     Cash and Cash Equivalents:

     The Company considers all highly liquid investments with an original maturity of three months or less at date of purchase to be cash equivalents.

     Revenue Recognition:

     Shopping center space is generally leased to specialty retailers under leases which are accounted for as operating leases. Minimum rent revenues are recognized on a straight-line basis over the respective lease term. Percentage rents are recognized on an accrual basis as earned. Recoveries from retailers, which include an administrative fee, are recognized as income in the period the applicable costs are incurred.

                                   VF MALL LLC

                          NOTES TO FINANCIAL STATEMENTS

                                 (IN THOUSANDS)

                                ----------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)
     ------------------------------------------

     Accounts Receivable:

     Accounts receivable include amounts billed to retailers, deferred rent receivables arising from straight-lining of rents and accrued recoveries from retailers. Management periodically evaluates the collectibility of these receivables and adjusts the allowance for doubtful accounts to reflect the amounts estimated to be uncollectible.

     Deferred Expenses and Other Assets:

     Deferred expenses and other assets include costs associated with tenant leases and prepaid expenses. Costs associated with obtaining the note payable are amortized over the life of the note. Costs related to leasing activities are capitalized and amortized over the initial term of the related lease.

     Income Taxes:

     Income of the Company is included in the member's tax return; therefore, no provision is made in the accompanying financial statements for federal or state income taxes.

     Use of Estimates:

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Accounting Change:

     In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin 101, "Revenue Recognition in Financial Statements," ("SAB 101") which became effective for periods beginning after December 15, 1999. This bulletin modified the timing of revenue recognition for percentage rent received from tenants. This change deferred recognition of a significant amount of percentage rent for the first three calendar quarters into the fourth quarter. The Company applied this accounting change as of January 1, 2000. The cumulative effect of this change in accounting principle, at the adoption date of January 1, 2000, was approximately $153.


3.   PROPERTY RENTALS:
     ----------------

     Substantially all of the property owned by the Company is leased to third-party retailers under operating leases as of December 31, 2001. Lease terms vary between retailers and some leases include percentage rental payments based on sales volume.

                                   VF MALL LLC

                          NOTES TO FINANCIAL STATEMENTS

                                 (IN THOUSANDS)

                                ----------------

3.   PROPERTY RENTALS: (CONTINUED)
     ----------------

     Future minimum rental revenues under noncancelable operating leases as of December 31, 2001, are as follows:


                     2002 .........................  $ 32,571
                     2003 .........................    31,760
                     2004 .........................    30,679
                     2005 .........................    29,352
                     2006 .........................    26,996
                     Thereafter ...................    94,303
                                                     --------
                                                     $245,661
                                                     ========


     These amounts do not include percentage rentals that may be received under certain leases on the basis of retailer sales in excess of stipulated minimums.

4.   DEFERRED EXPENSES AND OTHER ASSETS:
     ----------------------------------

     Deferred expenses and other assets are summarized as follows:


                                                              DECEMBER 31,
                                                           -----------------
                                                              2001     2000
                                                           --------- -------
    Lease costs, net of accumulated amortization of
      $405 and $79 in 2001 and 2000, respectively.........  $2,969    $657
    Prepaid expenses and other assets ....................      76      45
                                                            ------    ----
                                                            $3,045    $702
                                                            ======    ====



5.   NOTE PAYABLE:
     ------------

     Concurrently with the capitalization of the Company, the Company obtained loan proceeds from a group of banks, secured by a deed of trust on Westfield Shoppingtown Valley Fair and a related assignment of rents. The note evidences a maximum loan amount of $275,000, of which $165,000 was utilized to refinance the existing mortgage debt and the remainder was made available to fund the redevelopment of Westfield Shoppingtown Valley Fair. At December 31, 2001 and 2000, the outstanding note balance was $251,774 and $197,479, respectively. The note bears interest at LIBOR + 2.00%, with interest only payments due monthly through its maturity date of June 2002.

     Interest costs capitalized for the years ended December 31, 2001 and 2000 were $3,962 and $4,910, respectively.

     The note payable provides for restrictive covenants relating to the maintenance of specified financial performance ratios such as leverage ratios, debt service coverage ratio, minimum net worth ratio, debt-to-market capitalization, and interest coverage ratio. At December 31, 2001, the Company was in compliance with these covenants.

6.   RELATED PARTIES:
     ---------------

     The Company entered into an agreement with Westfield Management Company ("WMC"), a wholly owned subsidiary of Westfield Corporation, Inc. ("WCI"), to manage and lease the Center.

                                   VF MALL LLC

                          NOTES TO FINANCIAL STATEMENTS

                    (IN THOUSANDS EXCEPT FLOOR AREA AMOUNTS)

                                ----------------


6.   RELATED PARTIES: (CONTINUED)
     ---------------

     In consideration for providing these management services, WMC is reimbursed certain recoverable property operating costs including mall related payroll and is entitled to receive gross fees of 5% of minimum and percentage rents received by the Company. Property management fees totaling $943 and $665, net of capitalized leasing fees of $738 and $556, were expensed by the Company for the years ended December 31, 2001 and 2000, respectively. Included in accounts payable and accrued expenses at December 31, 2001 and 2000 are management fees payable to WMC totaling $154 and $97, respectively.

     In addition to management fees, WMC was reimbursed for recoverable operating costs, including mall related payroll costs, totaling $1,267 and $1,142 for the years ended December 31, 2001 and 2000, respectively.

     The Company entered into a Design, Development and Construction Agreement with WCI related to a $149,394 expansion and redevelopment of Westfield Shoppingtown Valley Fair. During the years ended December 31, 2001 and 2000, WCI was reimbursed $66,696 and $26,433 respectively for expansion, redevelopment and related work on the Center.


7.   NON CASH INVESTING ACTIVITIES
     -----------------------------

     During the years ended December 31, 2001 and 2000, construction in progress of $152,420 and $0 was placed into service, respectively. Additionally, deferred costs of $1,782 were transferred from construction in progress in 2001.


8.   FINANCIAL INSTRUMENT:
     --------------------

     The following disclosure of the estimated fair value of financial instruments is made in accordance with the requirements of Statements of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments. The estimated fair value of the Company's financial instrument has been determined by the Company's management, using available market information and appropriate valuation methodologies. However, considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     The fair value estimate presented herein is based on pertinent information available to management as of December 31, 2001. Management is not aware of any factors that would significantly affect the estimated fair value amount. As of December 31, 2001, future estimates of fair value and the amount that may be paid for, or realized in the future, may differ significantly from the amount presented herein.

     The carrying amount of the note payable is a reasonable estimate of its fair value.


9.   COMMITMENTS AND CONTINGENCIES:
     -----------------------------

     During 2001 and 2000, the Company was involved in a two phase redevelopment of Westfield Shoppingtown Valley Fair which included the addition of a 225,000 square foot anchor store, 275,000 square feet of additional specialty stores, and two additional parking structures. The anchor

                                   VF MALL LLC

                          NOTES TO FINANCIAL STATEMENTS

                                 (IN THOUSANDS)

                                ----------------


9.   COMMITMENTS AND CONTINGENCIES: (CONTINUED)
     -----------------------------

     store for Nordstrom and a portion of the new specialty store space was completed and opened in March 2001. The balance of the redevelopment is expected to be completed in March 2002. The Company had an outstanding commitment for the redevelopment totaling $14,207 at December 31, 2001.

     The Company is subject to the risks inherent in the ownership and operation of commercial real estate. These include, among others, the risks normally associated with changes in the general economic climate, trends in the retail industry, including creditworthiness of retailers, competition for retailers, changes in tax laws, interest rate levels, the availability of financing, and potential liability under environmental and other laws.

     The Center has been subjected to a Phase I environmental review. The review has not revealed, nor is management aware of, any probable or reasonably possible environmental costs that management believes would be material to the financial statements.

     The Company currently is neither subject to any material litigation nor, to management's knowledge, is any material litigation currently threatened against the Company other than routine litigation and administrative proceedings arising in the ordinary course of business.

                                   VF MALL LLC

                                     ------

                              FINANCIAL STATEMENTS

                             As of December 31, 1999

                                   VF MALL LLC

                                TABLE OF CONTENTS

                                     ------



                                                              PAGE
                                                             -------

Report of Independent Auditors                                  1

Financial Statements:

       Balance Sheet                                            2

       Statement of Income                                      3

       Statement of Members' Equity                             4

       Statement of Cash Flows                                  5

Notes to Financial Statements                                  6-11

                         REPORT OF INDEPENDENT AUDITORS

                                     ------


To the Members of
  VF MALL LLC


         We have audited the accompanying balance sheet of VF Mall LLC, a Delaware limited liability company (the "Company") as of December 31, 1999, and the related statements of income, members' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VF Mall LLC as of December 31, 1999, and the results of its operations and its cash flows for the year ended December 31, 1999 in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP


Los Angeles, California
September 30, 2002

                                   VF MALL LLC

                                  BALANCE SHEET

                                DECEMBER 31, 1999

                                 (IN THOUSANDS)

                                     ------


ASSETS

INVESTMENT IN REAL ESTATE
   Land                                                          $   9,648
   Building, improvements and equipment                            284,666
   Less accumulated depreciation                                    (3,784)
                                                                 -----------
     Net property and equipment                                    290,530

   Construction in progress                                         52,096
                                                                 -----------
     Net investment in real estate                                 342,626

CASH AND CASH EQUIVALENTS                                            1,043

ACCOUNTS RECEIVABLE, net of allowance for
   doubtful accounts of $47                                          1,727

DEFERRED EXPENSES AND OTHER ASSETS, net                                230
                                                                 -----------
   Total assets                                                  $ 345,626
                                                                 ===========
LIABILITIES AND MEMBER'S EQUITY

NOTES PAYABLE                                                    $ 173,292

ACCOUNTS PAYABLE AND ACCRUED LIABILITIES                             2,225
                                                                 -----------
   Total liabilities                                               175,517

MEMBER'S EQUITY                                                    170,109
                                                                 -----------
   Total liabilities and member's equity                         $ 345,626
                                                                 ===========





    The accompanying notes are an integral part of the financial statements.

                                   VF MALL LLC

                               STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                 (IN THOUSANDS)

                                     ------


REVENUES:
   Minimum rents                                                  $  19,103
   Tenant recoveries                                                  9,507
   Percentage rents                                                   1,563
   Specialty leasing                                                  1,757
   Miscellaneous                                                        134
                                                                  ----------
     Total revenues                                                  32,064
                                                                  ----------
EXPENSES:
   Recoverable                                                        8,469
   Landlord                                                              76
   Specialty leasing                                                     75
   Management fees                                                      599
   Advertising                                                           13
                                                                  ----------
     Total expenses                                                   9,232
                                                                  ----------
     Income from operations                                          22,832
                                                                  ----------
OTHER (EXPENSE) INCOME:
   Interest expense, net                                             (6,902)
   Depreciation and amortization                                     (7,645)
                                                                  ----------
     Total other expense                                            (14,547)
                                                                  ----------
     Net income                                                     $ 8,285
                                                                  ==========




    The accompanying notes are an integral part of the financial statements.

                                   VF MALL LLC

                          STATEMENT OF MEMBERS' EQUITY

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                 (IN THOUSANDS)

                                     ------




BALANCE, DECEMBER 31, 1998                                    $   215,842

Contributions                                                      17,226

Distributions                                                     (71,244)

Net income                                                          8,285
                                                             --------------

BALANCE, DECEMBER 31, 1999                                    $   170,109
                                                             ==============








    The accompanying notes are an integral part of the financial statements.

                                   VF MALL LLC

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                 (IN THOUSANDS)

                                     ------


CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                                                        $    8,285
 Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation and amortization                                       7,645
 Changes in assets and liabilities:
   Accounts receivable, net                                            (3,661)
   Deferred expenses and other assets                                    (638)
   Accounts payable and accrued liabilities                             3,366
                                                                   -----------
 Net cash provided by operating activities                             14,997
                                                                   -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Additions to building, improvements, and equipment                      (502)
 Construction in progress expenditures                                (45,546)
                                                                   -----------
 Net cash used in investing activities                                (46,048)
                                                                   -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Capital contributions by member                                       17,226
 Distributions to members                                             (75,270)
 Proceeds from note payable                                           188,292
 Principal repayment of note payable                                 (100,000)
                                                                   -----------

 Net cash provided by financing activities                             30,248
                                                                   -----------
  Decrease in cash and cash equivalents                                  (803)

CASH AND CASH EQUIVALENTS, beginning of year                            1,846
                                                                   -----------
CASH AND CASH EQUIVALENTS, end of year                               $  1,043
                                                                   ===========
SUPPLEMENTAL CASH FLOW INFORMATION:

Interest paid (net of amounts capitalized)                           $  7,235
                                                                   ===========
NON CASH INVESTING INFORMATION PROVIDED IN NOTE 1




    The accompanying notes are an integral part of the financial statements.

                                   VF MALL LLC

                          NOTES TO FINANCIAL STATEMENTS

                                 (IN THOUSANDS)

                                     ------


1.       ORGANIZATION:

         For the period January 1, 1999 to June 2, 1999, VF Mall LLC, a Delaware limited liability company, (the "Company") was owned 50% by affiliates of Westfield America, Inc. ("WEA") and 50% by Rouse Valley Fair LLC ("Rouse"). On June 2, 1999, affiliates of WEA acquired Rouse's interest in the Company. On June 23, 1999, the Company became a wholly-owned subsidiary of Valley Fair UTC LLC ("Holding LLC"). At such time Holding LLC was owned 50% by affiliates of WEA and 50% by a group of pension trusts ("J.P. Morgan"). Immediately prior to the June 23, 1999 transfer of the Company to Holding LLC, net assets of $3,698 were distributed to affiliates of WEA, with such distribution reflected in the accompanying statement of members' equity.

         The Company was formed for the purpose of owning and operating Westfield Shoppingtown Valley Fair, located in San Jose, California (the "Center").

         The Company distributes all available cash after debt service to its members.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         Investment in Real Estate:

         Buildings, improvements and equipment are stated at cost. Costs related to the acquisition, development, construction and improvement of properties are capitalized. Interest, real estate taxes, insurance and development related costs incurred during the construction period are capitalized until construction is substantially complete. Expenditures for repairs and maintenance are charged to expense as incurred. Certain repair and maintenance costs are chargeable to the tenants as provided in their leases. Such reimbursements are included in recoveries from tenants in the statement of income. Depreciation is computed on the straight-line method over the estimated useful life of the property, which generally range from 5 to 39 years, or in the case of leasehold improvements, over the initial term of the related leases.

         Cash and Cash Equivalents:

         The Company considers all highly liquid investments with an original maturity of three months or less at date of purchase to be cash equivalents.

                                   VF MALL LLC

                                 (IN THOUSANDS)

                                     ------


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

         Revenue Recognition:

         Shopping center space is generally leased to specialty retailers under leases which are accounted for as operating leases. Minimum rent revenues are recognized on a straight-line basis over the respective lease term. Percentage rents are recognized on an accrual basis as earned. Recoveries from retailers, which include an administrative fee, are recognized as income in the period the applicable costs are incurred.

         Accounts Receivable:

         Accounts receivable include amounts billed to retailers, deferred rent receivables arising from straight-lining of rents and accrued recoveries from retailers. Management periodically evaluates the collectibility of these receivables and adjusts the allowance for doubtful accounts to reflect the amounts estimated to be uncollectible.

         Deferred Expenses and Other Assets:

         Deferred expenses and other assets include costs associated with tenant leases and prepaid expenses. Costs related to leasing activities are capitalized and amortized over the initial term of the related lease.

         Income Taxes:

         Income of the Company is included in the members' tax return; therefore, no provision is made in the accompanying financial statements for federal or state income taxes.

         Use of Estimates:

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                   VF MALL LLC

                                 (IN THOUSANDS)

                                     ------


3.       PROPERTY RENTALS:

         Substantially all of the property owned by the Company is leased to third-party retailers under operating leases as of December 31, 1999. Lease terms vary between retailers and some leases include percentage rental payments based on sales volume.

         Future minimum rental revenues under noncancelable operating leases as of December 31, 1999, are as follows:

                        2000                          $   18,101
                        2001                              17,133
                        2002                              15,743
                        2003                              14,613
                        2004                              12,764
                        Thereafter                        34,907
                                                      ----------

                                                      $  113,261
                                                      ==========

         These amounts do not include percentage rentals that may be received under certain leases on the basis of retailer sales in excess of stipulated minimums.

                                   VF MALL LLC

                                 (IN THOUSANDS)

                                     ------


4.       NOTE PAYABLE:

         At January 1, 1999 the Company had a $85,000 note payable to a bank, collateralized by a deed of trust on the Company's property, with a maximum loan commitment of $100,000. The note provided for interest only payments monthly at LIBOR + 0.75% and was scheduled to mature in October 1999.

         In June 1999, the Company obtained loan proceeds from a group of banks, secured by a deed of trust on the Center and a related assignment of rents. The note evidences a maximum loan amount of $275,000, of which $165,000 was utilized to refinance the existing mortgage debt with an outstanding balance of $100,000 and the remainder is available to fund the redevelopment of the Center. At December 31, 1999, the outstanding note balance was $173,292. The note bears interest at LIBOR + 2.00%, with interest only payments due monthly through its maturity date of June 2002.

         Interest costs capitalized for the year ended December 31, 1999 were $1,856.

         The note payable secured by the Center provides for restrictive covenants relating to the maintenance of specified financial performance ratios such as leverage ratios, debt service coverage ratio, minimum net worth ratio, debt-to-market capitalization, and interest coverage ratio. As of December 31, 1999, the Company was in compliance with these covenants.

5.       RELATED PARTIES:

         The Company entered into an agreement with Westfield Management Company ("WMC"), a wholly owned subsidiary of Westfield Corporation, Inc. ("WCI"), to manage and lease the Center. In consideration for providing these management services, WMC is reimbursed certain recoverable property operating costs including mall related payroll and is entitled to receive gross fees of 5% of minimum and percentage rents received by the Company. Property management fees totaling $599, net of capitalized leasing fees of $449, were expensed by the Company for the year ended December 31, 1999. Included in accounts payable and accrued expenses at December 31, 1999 are management fees payable to WMC totaling $85.

                                   VF MALL LLC

                                 (IN THOUSANDS)

                                     ------


5.       RELATED PARTIES: (CONTINUED)

         In addition to the management fees, WMC was reimbursed for recoverable operating costs including mall related payroll costs totaling $1,047 for year ended December 31, 1999.

         The Company has a Design, Development and Construction Agreement with WCI related to a $175,612 expansion and redevelopment of Westfield Shoppingtown Valley Fair. During the year ended December 31, 1999, WCI was reimbursed $42,817 for expansion, redevelopment and related work on the Center.

6.       FINANCIAL INSTRUMENTS:

         The following disclosure of the estimated fair value of financial instruments is made in accordance with the requirements of Statements of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments. The estimated fair value of the Company's financial instruments have been determined by the Company, using available market information and appropriate valuation methodologies. However, considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

         The fair value estimates presented herein are based on pertinent information available to management as of December 31, 1999. Management is not aware of any factors that would significantly affect the estimated fair value amounts. As of December 31, 1999, future estimates of fair value and the amount that may be paid for, or realized in the future, may differ significantly from the amounts presented herein.

         Note Payable, Cash and Cash Equivalents, Accounts Receivable, Accounts Payable and Accrued Liabilities:

         The carrying amounts of these items are a reasonable estimate of their fair value.

                                   VF MALL LLC

                    (IN THOUSANDS EXCEPT FLOOR AREA AMOUNTS)

                                     ------


7.       COMMITMENTS AND CONTINGENCIES:

         In March 2002, the Company completed the second phase of the redevelopment of Westfield Shoppingtown Valley Fair. The two-phase redevelopment included the addition of a new 225,000 square foot Nordstrom, 275,000 square feet of additional specialty stores, and two additional parking structures. The first phase, Nordstrom and a portion of the new specialty store space, was completed and opened in March 2001. The Company had an outstanding commitment for this redevelopment totaling approximately $86,719 at December 31, 1999.

         The Company is subject to the risks inherent in the ownership and operation of commercial real estate. These include, among others, the risks normally associated with changes in the general economic climate, trends in the retail industry, including creditworthiness of retailers, competition for retailers, changes in tax laws, interest rate levels, the availability of financing, and potential liability under environmental and other laws.

         The Center has been subjected to a Phase I environmental review. The review has not revealed, nor is management aware of, any probable or reasonably possible environmental costs that management believes would be material to the financial statements.

         The Company currently is neither subject to any material litigation nor, to management's knowledge, is any material litigation currently threatened against the Company other than routine litigation and administrative proceedings arising in the ordinary course of business.

                                   VF MALL LLC

                                ----------------

                         CONDENSED FINANCIAL STATEMENTS

                                   (UNAUDITED)

                     For the Six Months Ended June 30, 2002

                                   VF MALL LLC

                                TABLE OF CONTENTS

                                ----------------


                                                                      PAGE
                                                                      -----
Condensed Financial Statements:

 Balance Sheet .......................................................    1

 Statement of Income .................................................    2

 Statement of Member's Equity ........................................    3

 Statement of Cash Flows .............................................    4

Notes to Condensed Financial Statements ..............................  5-8

                                   VF MALL LLC

                                  BALANCE SHEET

                                  JUNE 30, 2002

                          (UNAUDITED AND IN THOUSANDS)

                                ----------------

ASSETS
INVESTMENT IN REAL ESTATE
 Land ....................................................................    $   9,648
 Building, improvements and equipment ....................................      444,813
 Less accumulated depreciation ...........................................      (28,677)
                                                                              ---------
   Net property and equipment ............................................      425,784
 Construction in progress ................................................        1,905
                                                                              ---------
   Net investment in real estate .........................................      427,689
CASH AND CASH EQUIVALENTS ................................................       15,974
ACCOUNTS RECEIVABLE, net of allowance for doubtful accounts of $107 ......        1,437
DEFERRED EXPENSES AND OTHER ASSETS, net ..................................        4,612
                                                                              ---------
 Total assets ............................................................    $ 449,712
                                                                              =========
LIABILITIES AND MEMBER'S EQUITY
NOTE PAYABLE .............................................................    $ 345,000
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES .................................        5,081
                                                                              ---------
 Total liabilities .......................................................      350,081
MEMBER'S EQUITY ..........................................................       99,631
                                                                              ---------
 Total liabilities and member's equity ...................................    $ 449,712
                                                                              =========














     The accompanying notes are an integral part of the condensed financial statements.



                                   VF MALL LLC

                               STATEMENT OF INCOME

                     FOR THE SIX MONTHS ENDED JUNE 30, 2002

                          (UNAUDITED AND IN THOUSANDS)

                                ----------------

REVENUES:
 Minimum rents ...............................................    $  18,845
 Tenant recoveries ...........................................        6,897
 Percentage rents ............................................           99
 Specialty leasing ...........................................        1,101
 Miscellaneous ...............................................          150
                                                                  ---------
   Total revenues ............................................       27,092
                                                                  ---------
EXPENSES:
 Recoverable .................................................        6,001
 Landlord ....................................................           55
 Specialty leasing ...........................................          121
 Management fees .............................................          595
                                                                  ---------
   Total expenses ............................................        6,772
                                                                  ---------
   Income from operations ....................................       20,320
                                                                  ---------
OTHER EXPENSES:
 Interest expense, net .......................................       (4,607)
 Depreciation and amortization ................................      (6,416)
                                                                  ---------
   Total other expenses ......................................      (11,023)
                                                                  ---------
   Net income ................................................    $   9,297
                                                                  =========















     The accompanying notes are an integral part of the condensed financial statements.

                                  VF MALL LLC

                         STATEMENT OF MEMBER'S EQUITY

                    FOR THE SIX MONTHS ENDED JUNE 30, 2002

                          (UNAUDITED AND IN THOUSANDS)

                               ----------------


BALANCE, DECEMBER 31, 2001 ....................................    $ 180,231
Contributions .................................................        5,770
Distributions .................................................      (95,667)
Net income ....................................................        9,297
                                                                   ---------
BALANCE, JUNE 30, 2002 ........................................    $  99,631
                                                                   =========













     The accompanying notes are an integral part of the condensed financial statements.

                                   VF MALL LLC

                             STATEMENT OF CASH FLOWS

                     FOR THE SIX MONTHS ENDED JUNE 30, 2002

                          (UNAUDITED AND IN THOUSANDS)

                                ----------------

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income ......................................................................    $    9,297
 Adjustments to reconcile net income to net cash provided by operating activities:
   Depreciation and amortization .................................................         6,494
   Amortization of loan fees .....................................................             5
 Changes in assets and liabilities:
   Accounts receivable, net ......................................................         1,509
   Deferred expenses and other assets ............................................        (1,665)
   Accounts payable and accrued liabilities ......................................          (593)
                                                                                      ----------
 Net cash provided by operating activities .......................................        15,047
                                                                                      ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Additions to building, improvements, and equipment ..............................          (580)
 Construction in progress expenditures ...........................................        (6,255)
                                                                                      ----------
 Net cash used in investing activities ...........................................        (6,835)
                                                                                      ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Capital contributions by member .................................................         5,770
 Distributions to member .........................................................       (95,667)
 Repayment of note payable .......................................................      (261,276)
 Proceeds from notes payable .....................................................       354,502
                                                                                      ----------
 Net cash provided by financing activities .......................................         3,329
                                                                                      ----------
   Increase in cash and cash equivalents .........................................        11,541
CASH AND CASH EQUIVALENTS, beginning of period ...................................         4,433
                                                                                      ----------
CASH AND CASH EQUIVALENTS, end of period .........................................    $   15,974
                                                                                      ==========
SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid (net of amounts capitalized) .......................................    $    5,497
                                                                                      ==========
NON CASH INVESTING INFORMATION PROVIDED IN NOTES 6















The accompany notes are an integral part of the condensed financial statements.

                                   VF MALL LLC

                     NOTES TO CONDENSED FINANCIAL STATEMENTS

                          (UNAUDITED AND IN THOUSANDS)

                                ----------------

1.   ORGANIZATION:
     ------------

     VF Mall LLC, a Delaware limited liability company, (the "Company") is a wholly-owned subsidiary of Valley Fair UTC LLC ("Holding LLC"), indirectly owned 50% by Westfield America, Inc. through its ownership of Westfield America Limited Partnership and other affiliates, and 50% by a group of pension trusts.

     The Company was formed on June 23, 1999 for the purpose of owning and operating Westfield Shoppingtown Valley Fair, located in San Jose, California (the "Center").

     The Company distributes all available cash after debt service to Holding
     LLC.


2.   BASIS OF PRESENTATION:
     ---------------------

     The accompanying Condensed Financial Statements are unaudited; however, they have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. Accordingly, they do not include all of the disclosures required by accounting principles accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the Condensed Financial Statements for the six months ended June 30, 2002 have been included. The results for this interim period are not necessarily indicative of the results to be obtained for the full calendar year. These unaudited Condensed Financial Statements should be read in conjunction with the December 31, 2001 audited Financial Statements and notes thereto.


3.   PROPERTY RENTALS:
     ----------------

     Substantially all of the property owned by the Company is leased to third-party retailers under operating leases as of June 30, 2002. Lease terms vary between retailers and some leases include percentage rental payments based on sales volume.


     Future minimum rental revenues under noncancelable operating leases are as follows:


         2002 (July 1 -- December 31) .....................  $ 20,425
         2003 .............................................    41,995
         2004 .............................................    41,216
         2005 .............................................    40,086
         2006 .............................................    38,371
         Thereafter .......................................   166,366
                                                             --------
                                                             $348,459
                                                             ========


     These amounts do not include percentage rentals that may be received under certain leases on the basis of retailer sales in excess of stipulated minimums.

                                   VF MALL LLC

                     NOTES TO CONDENSED FINANCIAL STATEMENTS

          (UNAUDITED AND IN THOUSANDS EXCEPT FLOOR AREA SQUARE FOOTAGE)

                                ----------------


4.   NOTE PAYABLE:
     ------------

     In June 2002, the Company closed a $345,000 ten year loan with Lehman Brothers, Inc. and UBS Warburg, secured by a first mortgage on the Center. The note bears interest at a fixed rate of 6.301%, with principal and interest payments of $2,136 due monthly through July 2012, at which time the outstanding principal and accrued interest is due. The net proceeds from this loan were used to retire the existing debt on the Center, with an outstanding principal balance of $261,276. The Company made a $79,549 distribution to Holding LLC from the net proceeds of the refinancing.

     Interest costs capitalized for the six months ended June 30, 2002 were $1,028.


5.   RELATED PARTIES:

     The Company has an agreement with Westfield Management Company ("WMC"), a wholly owned subsidiary of Westfield Corporation, Inc. ("WCI"), to manage and lease the Center. In consideration for providing these management services, WMC is reimbursed certain recoverable property operating costs including mall related payroll and is entitled to receive gross fees of 5% of minimum and percentage rents received by the Company. Property management fees totaling $595, net of capitalized leasing fees of $425, were expensed by the Company for the six months ended June 30, 2002. Included in accounts payable and accrued expenses at June 30, 2002 are management fees payable to WMC totaling $173.

     In addition to management fees, WMC was reimbursed for recoverable operating costs, including mall related payroll costs, totaling $840 for the six months ended June 30, 2002.

     The Company has a Design, Development and Construction Agreement with WCI related to a $175,612 expansion and redevelopment of Westfield Shoppingtown Valley Fair. During the six months ended June 30, 2002, WCI was reimbursed $5,241 for expansion, redevelopment and related work on the Center.


6.   NON CASH INVESTING ACTIVITIES
     -----------------------------

     During the six months ended June 30, 2002, construction in progress of $4,888 was placed into service. Additionally, deferred costs of $164 were transferred from construction in progress for the six months ended June 30, 2002.


7.   COMMITMENTS AND CONTINGENCIES:
     -----------------------------

     In March 2002, the Company completed the second phase of the redevelopment of Westfield Shoppingtown Valley Fair. The two-phase redevelopment included the addition of a 225,000 square foot Nordstrom, 275,000 square feet of additional specialty stores, and two additional parking structures. The first phase, Nordstrom and a portion of the new specialty store space, was completed and opened in March 2001. The Company had an outstanding commitment for the redevelopment totaling $8,383 at June 30, 2002.

     The Company is subject to the risks inherent in the ownership and operation of commercial real estate. These include, among others, the risks normally associated with changes in the general economic climate, trends in the retail industry, including creditworthiness of retailers, competition for retailers, changes in tax laws, interest rate levels, the availability of financing, and potential liability under environmental and other laws.

                                   VF MALL LLC

                     NOTES TO CONDENSED FINANCIAL STATEMENTS

          (UNAUDITED AND IN THOUSANDS EXCEPT FLOOR AREA SQUARE FOOTAGE)

                                ----------------


7.   COMMITMENTS AND CONTINGENCIES: (CONTINUED)
     -----------------------------

     The Center has been subjected to a Phase I environmental review. The review has not revealed, nor is management aware of, any probable or reasonably possible environmental costs that management believes would be material to the financial statements.


     The Company currently is neither subject to any material litigation nor, to management's knowledge, is any material litigation currently threatened against the Company other than routine litigation and administrative proceedings arising in the ordinary course of business.